                                                                               .
                                                                               .
                                                                               .

                                                                Exhibit (g)(vii)

                                   SCHEDULE A
                            TRANSFER AGENCY AGREEMENT

NAME OF FUND                                                                  EFFECTIVE DATE
------------                                                                  --------------
A.  SWEEP FUNDS

Schwab Money Market Fund                                                      May 1, 1993

Schwab Government Money Fund                                                  May 1, 1993

Schwab Municipal Money Fund -- Sweep Shares                                   May 1, 1993

Schwab California Municipal Money Fund -- Sweep Shares                        May 1, 1993
(formerly Schwab California Tax-Exempt Money Fund)

Schwab US Treasury Money Fund                                                 May 1, 1993

Schwab New York Municipal Money Fund -- Sweep Shares                          November 10, 1994
(formerly Schwab New York Tax-Exempt Money Fund)

Schwab New Jersey Municipal Money Fund                                        January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                      January 20, 1998

Schwab Florida Municipal Money Fund                                           February 16, 1998

Schwab Massachusetts Municipal Money Fund                                     April 21, 2003

Schwab Cash Reserves -- Sweep Shares                                          July 9, 2004

Schwab Advisor Cash Reserves -- Sweep Shares                                  July 9, 2004

Schwab Advisor Cash Reserves -- Premier Sweep Shares                          July 9, 2004

B.  OTHER FUNDS

Schwab Value Advantage Money Fund -- Investor Shares                          May 1, 1993

Schwab Value Advantage Money Fund -- Institutional Shares                     June 14, 2002

Schwab Value Advantage Money Fund -- Select Shares                            February 25, 2003

Schwab Value Advantage Money Fund -- Institutional Prime Shares               May 24, 2006

Schwab Retirement Advantage Money Fund (formerly Schwab Institutional         May 1, 1993
Advantage Money Fund)

Schwab Investor Money Fund (formerly Schwab Retirement Money Fund)            November 26, 1993

Schwab Municipal Money Fund -- Value Advantage Shares                         June 6, 1995

Schwab Municipal Money Fund -- Institutional Shares                           May 29, 2003

Schwab Municipal Money Fund -- Select Shares                                  May 29, 2003

Schwab California Municipal Money Fund -- Value Advantage Shares              June 6, 1995
(formerly Schwab California Tax-Exempt Money Fund)

                               THE CHARLES SCHWAB FAMILY OF FUNDS

                               By:      /s/ Kimon Diafotis
                                        ---------------------------
                                        Kimon Daifotis,
                                        Senior Vice President and
                                        Chief Investment Officer -- Fixed Income

                               CHARLES SCHWAB & CO., INC.

                               By:      /s/ Fred Potts
                                        ---------------------------
                                        Fred Potts,
                                        Senior Vice President

Dated as of September 6, 2006

                                SCHEDULE C
                         TRANSFER AGENCY AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

     FUND                                                      FEE
     ----                                                      ---
A.   Sweep Funds

     Schwab Money Market Fund                                  An annual fee, payable monthly, of
                                                               twenty five one-hundredths of one
                                                               percent (.25%) of the Fund's average
                                                               daily net assets


     Schwab Government Money Fund                              An annual fee, payable monthly, of
                                                               twenty five one-hundredths of one
                                                               percent (.25%) of the Fund's average
                                                               daily net assets


     Schwab Municipal Money Fund--Sweep Shares                 An annual fee, payable monthly, of
                                                               twenty five one-hundredths of one
                                                               percent (.25%) of the Fund's average
                                                               daily net assets

     Schwab California Municipal Money Fund--Sweep Shares      An annual fee, payable monthly, of
     (formerly Schwab California Tax-Exempt Money Fund)        twenty five one-hundredths of one
                                                               percent (.25%) of the Fund's average
                                                               daily net assets


     Schwab US Treasury Money Fund                             An annual fee, payable monthly, of
                                                               twenty five one-hundredths of one
                                                               percent (.25%) of the Fund's average
                                                               daily net assets

     Schwab New York Municipal Money Fund--Sweep Shares        An annual fee, payable monthly, of
     (formerly Schwab New York Tax-Exempt Money Fund)          twenty five one-hundredths of one
                                                               percent (.25%) of the Fund's average
                                                               daily net assets


     Schwab New Jersey Municipal Money Fund                    An annual fee, payable monthly, of
                                                               twenty five one-hundredths of one
                                                               percent (.25%) of the Fund's average
                                                               daily net assets


     Schwab Pennsylvania Municipal Money Fund                  An annual fee, payable monthly, of
                                                               twenty five one-hundredths of one
                                                               percent (.25%) of the Fund's average
                                                               daily net assets

     Schwab Florida Municipal Money Fund                       An annual fee, payable monthly, of
                                                               twenty five one-hundredths of one
                                                               percent (.25%) of the Fund's average
                                                               daily net assets

     Schwab Massachusetts Municipal Money Fund                 An annual fee, payable monthly, of
                                                               twenty five one-hundredths of one
                                                               percent (.25%) of the Fund's average
                                                               daily net assets

     Schwab Cash Reserves--Sweep Shares                        An annual fee, payable monthly, of
                                                               twenty five one-hundredths of one
                                                               percent (.25%) of the Fund's average
                                                               daily net assets

     Schwab Advisor Cash Reserves--Sweep Shares                An annual fee, payable monthly, of
                                                               twenty five one-hundredths of one
                                                               percent (.25%) of the Fund's average
                                                               daily net assets

     Schwab Advisor Cash Reserves--Premier Sweep Shares        An annual fee, payable monthly, of
                                                               twenty five one-hundredths of one
                                                               percent (.25%) of the Fund's average
                                                               daily net assets

B.   Other Funds

     Schwab Value Advantage Money Fund--Investor Shares        An annual fee, payable monthly, of five
                                                               one-hundredths of one percent (.05%)
                                                               of the Fund's average daily net assets

     Schwab Value Advantage Money Fund--Institutional Shares   An annual fee, payable monthly, of one
                                                               one-hundredths of one percent (.01%)
                                                               of the Fund's average daily net assets

     Schwab Value Advantage Money Fund--Select Shares          An annual fee, payable monthly, of five
                                                               one-hundredths of one percent (.05%)
                                                               of the Fund's average daily net assets

     Schwab Value Advantage Money Fund--Institutional          An annual fee, payable monthly, of one
     Prime Shares                                              one-hundredths of one percent (.01%)
                                                               of the Fund's average daily net assets

     Schwab Retirement Advantage Money Fund                    An annual fee, payable monthly, of five
     (formerly Schwab Institutional Advantage Money Fund)      one-hundredths of one percent (.05%)
                                                               of the Fund's average daily net assets

     Schwab Investor Money Fund (formerly Schwab               An annual fee, payable monthly, of five
     Retirement Money Fund)                                    one-hundredths of one percent (.05%)
                                                               of the Fund's average daily net assets

     Schwab Municipal Money Fund--Value Advantage Shares       An annual fee, payable monthly, of five
                                                               one-hundredths of one percent

                                                               (.05%) of the Fund's average daily net
                                                               assets

     Schwab Municipal Money Fund--Institutional Shares         An annual fee, payable monthly, of five
                                                               one-hundredths of one percent (.05%)
                                                               of the Fund's average daily net assets

     Schwab Municipal Money Fund--Select Shares                An annual fee, payable monthly, of five
                                                               one-hundredths of one percent (.05%)
                                                               of the Fund's average daily net assets

     Schwab California Municipal Money Fund--Value Advantage   An annual fee, payable monthly, of five
     Shares (formerly Schwab California Tax-Exempt Money       one-hundredths of one percent (.05%)
     Fund)                                                     of the Fund's average daily net assets

     Schwab New York Municipal Money Fund--Value Advantage     An annual fee, payable monthly, of five
     Shares (formerly Schwab New York Tax-Exempt Money         one-hundredths of one percent (.05%)
     Fund)                                                     of the Fund's average daily net assets

             THE CHARLES SCHWAB FAMILY OF FUNDS

             By:     /s/ Kimon Daifotis
                     --------------------------
                     Kimon Daifotis,
                     Senior Vice President and
                     Chief Investment Officer -- Fixed Income

             CHARLES SCHWAB & CO., INC.

             By:     /s/ Fred Potts
                     --------------------------
                     Fred Potts,
                     Senior Vice President

Dated as of September 6, 2006